Investor Presentation | May 2019 Landmark infrastructure investor presentation may 2019 lmrk Exhibit 99.1

Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. For additional information on non-GAAP financial measures, review slides 23-24 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned "Selected Financial Data." Landmark infrastructure lmrk Disclaimer This presentation may contain forward‐looking statements that involve risks and uncertainties. These forward‐looking statements include information about possible or assumed future results of Landmark Infrastructure Partner LP’s (“LMRK” or the “Partnership”) business, future events, financial condition or performance, expectations, competitive environment, availability of resources, regulation, liquidity, results of operations, strategies, plans and objectives. These forward‐looking statements also include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to LMRK’s business, financial and operational results, and future economic performance, as well as statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. The words “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” or similar expressions or their negatives, as well as statements in future tense, are intended to identify forward‐looking statements. You should not place undue reliance on these forward‐looking statements. Statements regarding the following subjects are forward‐looking by their nature: market trends and LMRK’s business strategy, projected operating results, and ability to obtain future financing arrangements. Forward‐looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. A forward-looking statement may include a statement of the beliefs, assumptions and expectations of future performance, at the time those statements are made or management’s good faith belief as of that time with respect to future events. While LMRK believes it has chosen these beliefs, assumptions and expectations in good faith and that they are reasonable, these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to LMRK or under LMRK’s control. If a change occurs (such as a change in general economic conditions, competitive conditions in our industry, actions taken by our customers and competitors, our ability to successfully implement our business plan, our ability to successfully make acquisitions, interest rates, customer defaults, or any other factors), LMRK’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward‐looking statements in this presentation. You should carefully consider these risks before you make an investment decision with respect to the Partnership, including our common units representing limited partner interests (“common units”), along with the following factors that could cause actual results to vary from our forward‐looking statements: the factors in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned “Risk Factors”; general volatility of the capital markets and the market price of the common units; changes in LMRK’s business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in LMRK’s industry, interest rates or the general economy; and the degree and nature of LMRK’s competition. Forward looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward‐looking statements. LMRK assumes no obligation to update forward‐looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting forward‐looking information, except to the extent required by applicable securities laws. This document includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable generally accepted accounting principles (“GAAP”) measures is provided in this presentation. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. For additional information on non-GAAP financial measures, review slides 23-24 hereto and the disclosures set forth in our Annual Report on Form 10-K for the year ended December 31, 2018, including those set forth under the section captioned "Selected Financial Data."

LMRK Snapshot Landmark Infrastructure Partners LP (Nasdaq: LMRK) Common Unit Price⁽¹⁾: $15.38 Market Capitalization⁽²⁾: $389 million Current Yield⁽¹⁾: 9.6% Minimum Quarterly Distribution (MQD): $0.2875 per unit Most Recent Distribution⁽³⁾: $0.3675 per unit for Q1 2019 Acquisitions: Year-to-date, as of March 31, LMRK has acquired 104 assets for total consideration of approximately $6 million LMRK's portfolio consists of 2,023 assets⁽4⁾ (representing more than 180% growth since the initial public offering in November 2014) Series A Preferred Unit Price⁽¹⁾: $26.00 (Nasdaq: LMRKP) LMRKP Yield⁽¹⁾: 7.7% Series B Preferred Unit Price⁽¹⁾: $25.50 (Nasdaq: LMRKO) LMRKO Yield⁽¹⁾: 7.7% As of May 7, 2019. Based on total outstanding common units of approximately 25.3 million as of April 26, 2019. Announced April 19, 2019. As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on most recent quarterly distribution of $0.4614 per unit, which was declared on April 19, 2019. Series C Preferred Unit Price⁽¹⁾: $24.95 (Nasdaq: LMRKN) LMRKN Yield⁽1,5⁾: 7.4% Landmark infrastructure lmrk lmrk snapshot landmark infrastructure partners lp (Nasdaq: lmrk) common unit price (1): $15.38 market capitalization (2): $389 million Current Yield⁽¹⁾: 9.6% Minimum Quarterly Distribution (MQD): $0.2875 per unit Acquisitions: Year-to-date, as of March 31, LMRK has acquired 104 assets for total consideration of approximately $6 million LMRK's portfolio consists of 2,023 assets⁽4⁾ (representing more than 180% growth since the initial public offering in November 2014 Series A Preferred Unit Price⁽¹⁾: $26.00 (Nasdaq: LMRKP) LMRKP Yield⁽¹⁾: 7.7% Series B Preferred Unit Price⁽¹⁾: $25.50 (Nasdaq: LMRKO) LMRKO Yield⁽¹⁾: 7.7% Series C Preferred Unit Price⁽¹⁾: $24.95 (Nasdaq: LMRKN) LMRKN Yield⁽1,5⁾: 7.4% As of May 7, 2019. Based on total outstanding common units of approximately 25.3 million as of April 26, 2019. Announced April 19, 2019. As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on most recent quarterly distribution of $0.4614 per unit, which was declared on April 19, 2019.

LMRK Milestones LMRK IPO 11/19/2014 $50 Million Secondary Common Offering 5/20/2015 Acquired $268 Million of Assets in 2015 Wireless Communication $116.6 Million Securitization 6/16/2016 Landmark U.K. Outdoor Advertising Joint Venture 12/2016 Acquired $292 Million of Assets in 2016 Outdoor Advertising $80 Million Securitization 11/30/2017 Acquired $219 Million of Assets in 2017⁽¹⁾ Unit Exchange Program (UEP) Launch 3/21/2016 $56 Million Secondary Common Offering 10/19/2016 $46 Million Series B Preferred Offering 8/8/2016 Penteon/Landmark Partnership Announcement 6/14/2017 Ericsson/Landmark FlexGrid Announcement 5/18/2017 REIT Subsidiary Structure Completed 7/31/2017 2015 2016 2017 2018 From January 1, 2017 through January 18, 2018. $20 Million Series A Preferred Offering 4/4/2016 Renewable Power Generation $43.7 Million Securitization 4/24/2018 $50 Million Series C Preferred Offering 4/2/2018 Wireless Communication $125.4 Million Securitization 6/6/2018 Brookfield Joint Venture 9/24/2018 2019 City of Lancaster FlexGridTM Announcement 1/15/2019 DART FlexGridTM Announcement 10/23/2018 LMRK Milestones LMRK IPO 11/19/2014 Acquired $268 Million of Assets in 2015 $50 Million Secondary Common Offering 5/20/2015 Wireless Communication $116.6 Million Securitization 6/16/2016 $20 Million Series A Preferred Offering 4/4/2016 Unit Exchange Program (UEP) Launch 3/21/2016 Landmark U.K. Outdoor Advertising Joint Venture 12/2016 Acquired $292 Million of Assets in 2016 $46 Million Series B Preferred Offering 8/8/2016 $56 Million Secondary Common Offering 10/19/2016 Renewable Power Generation $43.7 Million Securitization 4/24/2018 REIT Subsidiary Structure Completed 7/31/2017 Ericsson/Landmark FlexGrid Announcement 5/18/2017 Penteon/Landmark Partnership Announcement 6/14/2017 Wireless Communication $125.4 Million Securitization 6/6/2018 $50 Million Series C Preferred Offering 4/2/2018 DART FlexGridTM Announcement 10/23/2018 Outdoor Advertising $80 Million Securitization 11/30/2017 Renewable Power Generation $43.7 Million Securitization 4/24/2018 Brookfield Joint Venture 9/24/2018 City of Lancaster FlexGridTM Announcement 1/15/2019 2015 2016 2017 2018 2019 From January 1, 2017 through January 18, 2018.

Rental Revenue and Number of Assets in Portfolio History Rental Revenue (in $ millions) Number of Assets in Portfolio Rental revenue was for the period of 11/19/14 to 12/31/14. Excludes revenues from assets that were contributed into the unconsolidated Brookfield JV in September 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. (1) (3) (2) (2) (3) Rental Revenue and Number of Assets in Portfolio History Rental Revenue (in $ millions) Number of Assets in Portfolio Rental revenue was for the period of 11/19/14 to 12/31/14. Excludes revenues from assets that were contributed into the unconsolidated Brookfield JV in September 2018. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 $1.6 4q14(1) 1q15 2q15 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18(2) 1q19(2) 4q14(1) 1q15 2q15 3q15 4q15 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18(2) 1q19(2) 0 400 800 1,200 1,600 2,000 2,400 2,800 2,023

Overview of Our Assets Our portfolio consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries Effectively triple net leases Organic growth through contractual rent escalators, lease modifications, lease-up and renewals 98% property operating margins(1), no maintenance capex Utility Project Real Property Interest Owner Rent Tower Owner Rent Wireless Carrier “B” Rent Rent Advertiser Face “A” Outdoor Advertiser (Billboard Owner) Rent Real Property Interest Owner Advertiser Face “B” Rent Rent Real Property Interest Owner Wireless Carrier “A” Power Revenue For the one-year period ended March 31, 2019, property operating expenses were approximately 2% of revenue. Overview of Our Assets Our portfolio consists of real property interests and critical infrastructure leased to tower companies and wireless carriers in the wireless communication industry, outdoor advertising operators in the outdoor advertising industry and power companies in the renewable power generation industries Effectively triple net leases Organic growth through contractual rent escalators, lease modifications, lease-up and renewals 98% property operating margins(1), no maintenance capex Utility Power Revenue Project Rent Real Property Interest Owner Wireless Carrier “A” Wireless Carrier “B” Rent Rent Tower Owner Rent Advertiser Face “A” Advertiser Face “B” Outdoor Advertiser (Billboard Owner) Real Property Interest Owner Real Property Interest Owner Real Property Interest Owner Landmark infrastructure For the one-year period ended March 31, 2019, property operating expenses were approximately 2% of revenue.

Wireless Infrastructure Development In 2017 LMRK announced the selection of Ericsson to deploy the FlexGridTM solution across North America Self-contained, neutral-host smart pole designed for carrier and other wireless operator colocation FlexGridTM is designed for macro, mini macro and small cell deployments and will support 5G, IoT, carrier densification, private LTE networks and other wireless solutions LMRK is focused on deploying FlexGridTM in three sectors: - Commercial Enterprises - Municipalities - Transportation Centers These neutral-host deployments are expected to be anchored with one or more tenants and support colocation of additional tenants Entered into an agreement with Dallas Area Rapid Transit (“DART”) to develop a smart media and communications platform utilizing kiosks and FlexGridTM Entered into an exclusive agreement with the City of Lancaster (CA) to develop and deploy Landmark’s FlexGridTM ecosystem solution Utility Radio Access Private Radio Access Wi-Fi Radio Access Cellular Radio Access Wireless Infrastructure Development In 2017 LMRK announced the selection of Ericsson to deploy the FlexGridTM solution across North America Self-contained, neutral-host smart pole designed for carrier and other wireless operator colocation FlexGridTM is designed for macro, mini macro and small cell deployments and will support 5G, IoT, carrier densification, private LTE networks and other wireless solutions LMRK is focused on deploying FlexGridTM in three sectors: - Commercial Enterprises - Municipalities - Transportation Centers These neutral-host deployments are expected to be anchored with one or more tenants and support colocation of additional tenants Entered into an agreement with Dallas Area Rapid Transit (“DART”) to develop a smart media and communications platform utilizing kiosks and FlexGridTM Entered into an exclusive agreement with the City of Lancaster (CA) to develop and deploy Landmark’s FlexGridTM ecosystem solution Cellular Radio Access Wi-Fi Radio Access Private Radio Access Utility Radio Access Flexgrid landmark infrastructure

Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 390 million smartphone subscriptions, global wireless video traffic is expected to grow by ~50% annually and video streaming is expected to account for ~75% of mobile data traffic by 2023. Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand The dramatic increase in the number of connected devices and the growing consumer demand for data have been and are expected to continue to be significant drivers of growth in the wireless market. With a projected 390 million smartphone subscriptions, global wireless video traffic is expected to grow by ~50% annually and video streaming is expected to account for ~75% of mobile data traffic by 2023. Changing wireless usage is driving data consumption Global wireless traffic by application category cagr 2017-2023 Video social media audio software download web browsing file sharing 48% 34% 32% 31% 21% 20% increasing number of smartphones subscriptions # of u.s. smartphone subscriptions (in millions) 0 50 150 250 350 450 2014 2015 2016 2017 2023F 235 280 290 31 390 cagr: `4% exponential increase in mobile data traffic u.s. wireless data traffic (eb per month)(1) 2014 2015 2016 2017 2023F 0.6 1.2 1.8 2.6 18.0 cagr:`38% growing u.s. data traffic per smartphone data traffic per smartphone (gb per month)(1) 2014 2015 2016 2017 2023F 2.3 3.7 5.2 7.1 48.0 cagr:`38% source: ericsson (1) north american data traffic includes cellular traffic and excludes traffic offloaded onto wi-fi and small cells; 1 exabyte (eb) is equal to 1 million terabytes or 1 billions gigabytes.

Significant growth in wireless infrastructure investment is expected to be driven by the need for increasing network densification, capacity requirements and high-frequency spectrum deployment. The number of cell sites in the U.S. has increased approximately 57% over the last decade and is poised to grow further as the wireless industry densifies networks and prepares for 5G. Industry projections forecast the need for hundreds of thousands of small cells over the near-to-medium term. S&P Global Market Intelligence projects more than 800,000 small cells deployed by 2026. Wireless companies in the U.S. are set to invest $275 billion into building next-gen 5G networks, including greater numbers of macro sites, as well as small cell and DAS. Source: Ericsson Mobility Report (Various), CTIA Wireless Snapshot 2017, CTIA.org, AGL Media Group, Fierce Wireless Group. Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand Significant growth in wireless infrastructure investment is expected to be driven by the need for increasing network densification, capacity requirements and high-frequency spectrum deployment. The number of cell sites in the U.S. has increased approximately 57% over the last decade and is poised to grow further as the wireless industry densifies networks and prepares for 5G. Industry projections forecast the need for hundreds of thousands of small cells over the near-to-medium term. S&P Global Market Intelligence projects more than 800,000 small cells deployed by 2026. Wireless companies in the U.S. are set to invest $275 billion into building next-gen 5G networks, including greater numbers of macro sites, as well as small cell and DAS. Industry Overview: Global Drivers of Wireless and Digital Infrastructure Demand Increased network densification driving cell site growth cell sites (1000) 0 50 100 150 200 450 1996 2006 2016 2025F 30 196 308 450 cagr: 4% high frequency spectrum requires network quality and density increase spectral efficiency add further macro cells introduce small cells/das small cells to supplement macro towers to meet data usage needs # of u.s. small cell sites 0 250,000 500,000 750,000 1,000,000 2016 2026F 30k `800k cagr:40% Source: Ericsson Mobility Report (Various), CTIA Wireless Snapshot 2017, CTIA.org, AGL Media Group, Fierce Wireless Group.

Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/18) held ownership interests in approximately 10% of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”) and American Wind Energy Association (“AWEA”). Source: Annual Energy Outlook 2019 - Energy Information Administration (“EIA”). Our Asset Portfolio Represents Less than 1% of the Total U.S. Market Significant: Growing: Fragmented: Over 360,000 locations New wireless sites alone added each year are expected to be greater than our entire existing portfolio⁽¹⁾ Most individual property owners in this industry have only 1 or 2 locations #1 tower company and #1 billboard company own approximately 10% of the land under their own assets⁽²⁾ Wireless Communication Outdoor Advertising Renewable Power Generation More than 153,000 locations⁽¹⁾ More than 165,000 locations⁽³⁾ More than 48,000 locations⁽³⁾ U.S. Tower Locations (thousands) U.S. Outdoor Advertising Revenue ($ in billions) U.S. Wind and Solar Capacity(4) (gigawatts) Solar Wind Wind + Solar (% of Total Capacity) Our Asset Portfolio Represents Less than 1% of the Total U.S. Market Over 360,000 locations Significant: Growing: Fragmented: New wireless sites alone added each year are expected to be greater than our entire existing portfolio⁽¹⁾ Most individual property owners in this industry have only 1 or 2 locations #1 tower company and #1 billboard company own approximately 10% of the land under their own assets⁽²⁾ Wireless Communication Outdoor Advertising Renewable Power Generation More than 153,000 locations⁽¹⁾ More than 165,000 locations⁽³⁾ More than 48,000 locations⁽³⁾ U.S. Tower Locations (thousands) U.S. Outdoor Advertising Revenue ($ in billions) U.S. Wind and Solar Capacity(4) (gigawatts) Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/18) held ownership interests in approximately 10% of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”) and American Wind Energy Association (“AWEA”). Source: Annual Energy Outlook 2019 - Energy Information Administration (“EIA”). Solar Wind Wind + Solar (% of Total Capacity) 2012 2013 2014 2015 2016 2020p 151 152 150 152 153 170 2013 2014 2015 2016 2017p 2018p 2019p 2020p 2021p 2022p 2023p 2024p 2025p 2026p $6.9 $7.0 $7.3 $7.7 $8.0 $8.3 $8.7 $9.0 $9.4 $9.7 $10.1 $10.5 $10.9 $11.3 0 50 100 150 200 250 300 350 400 2013 2014 2015 2016 2017 2018 2050p 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 60 6 64 10 72 13 81 22 87 27 95 32 135 217 6.3% 7.2% 8.3% 9.9% 10.9% 12.0% 23.4% Per SNL Kagan, U.S. tower locations are expected to grow by 2.6% per year from 2016 to 2020. Rank based on total market capitalization; From 10-K Annual Report: American Tower and Lamar (as of 12/31/18) held ownership interests in approximately 10% of the land underlying their assets. Source: SNL Kagan, Outdoor Advertising Association of America (“OAAA”) and American Wind Energy Association (“AWEA”). Source: Annual Energy Outlook 2019 - Energy Information Administration (“EIA”).

Our Portfolio We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our “Sponsor”) to acquire, develop, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets Asset Portfolio 2,023 Assets⁽¹,²⁾ Tier 1⁽³⁾ Tenants As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 178 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Australia United Kingdom Canada < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 109 Leased Tenant Sites 110+ Leased Tenant Sites Our Portfolio We are a growth-oriented real property and infrastructure firm formed by Landmark Dividend LLC (our “Sponsor”) to acquire, develop, own and manage a diversified, growing portfolio of real property interests and critical infrastructure assets Asset Portfolio 2,023 Assets⁽¹,²⁾ Australia United Kingdom Canada < 10 Leased Tenant Sites 10 – 20 Leased Tenant Sites 21 – 39 Leased Tenant Sites 40 – 109 Leased Tenant Sites 110+ Leased Tenant Sites As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 178 tenant sites in international locations. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Tier 1⁽³⁾ Tenants At&t verizon t mobile american tower crown castle outfront media southern california edison an edison international company

Highlights Stable and Predictable Distributions⁽¹⁾ Multiple Growth Drivers Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth Long-lived assets with effectively triple net leases 96% occupancy, 99% historical lease renewal rate Difficult-to-replicate locations in major population centers 77% of revenues from Tier 1 tenants⁽²⁾ for their essential operations 2,023 tenant sites in our existing portfolio Diversified across 48 states, Washington, D.C., and various international locations Contractual rent escalators Rent increases through lease modifications, renewals, lease-up and revenue sharing Sponsor owns a 13% common unit interest⁽3⁾ As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. As of April 26, 2019. Highlights Long-lived assets with effectively triple net leases 96% occupancy, 99% historical lease renewal rate Difficult-to-replicate locations in major population centers 77% of revenues from Tier 1 tenants⁽²⁾ for their essential operations 2,023 tenant sites in our existing portfolio Diversified across 48 states, Washington, D.C., and various international locations Contractual rent escalators Rent increases through lease modifications, renewals, lease-up and revenue sharing Sponsor owns a 13% common unit interest⁽3⁾ Stable and Predictable Distributions⁽¹⁾ Multiple Growth Drivers As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. “Tier 1” tenants are large, publicly-traded companies (or their affiliates) that have a national footprint. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. As of April 26, 2019. Stable Cash Flow Strategic Locations Leased to Tier 1 Tenants Significant Diversification Organic Growth with No Capex Aligned Sponsor Committed to Growth

̶ $195 million of swaps with a 1.74% combined rate ̶ $223 million in secured notes at a fixed note rate per annum of 4.24% Stable Cash Flow from Long-Lived Assets Effectively Triple Net Leases ̶ 2% property operating expenses⁽¹⁾ ̶ No property tax or insurance obligations ̶ No maintenance capital expenditures 96% Occupancy⁽²⁾ 99% Historical Lease Renewal Rate Total Borrowings Fixed through Swaps and Fixed Rate Notes⁽2⁾ Annual G&A Expense Cap⁽3⁾ High Margins For the one-year period ended March 31, 2019, property operating expenses were approximately 2% of revenue. As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on the earlier of November 19, 2021 or until our trailing four quarter revenue exceeds $120 million, excluding acquisition services. Average remaining term as of March 31, 2019. Assumes 99-year term for perpetual assets. Including remaining renewal options. Long-Lived Assets⁽²⁾ Remaining Real Property Interest Term (% of Rents) Perpetual | 43% 50-99 yrs. | 21% 40-49 yrs. | 12% 30-39 yrs. | 8% 20-29 yrs. | 10% <20 yrs. | 6% 15+ yrs. | 57% 10-14 yrs. | 19% 5-9 yrs. | 11% <5 yrs. | 13% Remaining Lease Term (% of Rents) 70+ years(4) 21+ years(5) Stable Cash Flow from Long-Lived Assets Effectively Triple Net Leases ̶ 2% property operating expenses⁽¹⁾ ̶ No property tax or insurance obligations ̶ No maintenance capital expenditures 96% Occupancy⁽²⁾ 99% Historical Lease Renewal Rate Total Borrowings Fixed through Swaps and Fixed Rate Notes⁽2⁾ ̶ $195 million of swaps with a 1.74% combined rate ̶ $223 million in secured notes at a fixed note rate per annum of 4.24% Annual G&A Expense Cap⁽3⁾ High Margins For the one-year period ended March 31, 2019, property operating expenses were approximately 2% of revenue. As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on the earlier of November 19, 2021 or until our trailing four quarter revenue exceeds $120 million, excluding acquisition services. Average remaining term as of March 31, 2019. Assumes 99-year term for perpetual assets. Including remaining renewal options. Long-Lived Assets⁽²⁾ Remaining Real Property Interest Term (% of Rents) Perpetual | 43% 50-99 yrs. | 21% 40-49 yrs. | 12% 30-39 yrs. | 8% 20-29 yrs. | 10% <20 yrs. | 6% 70+ years(4) Remaining Lease Term (% of Rents) 21+ years(5) 15+ yrs. | 57% 10-14 yrs. | 19% 5-9 yrs. | 11% <5 yrs. | 13%

Strategic Locations 1. …underlying operationally critical assets… Wireless: Billboards: Renewables: Highly interconnected networks; Growing capacity/coverage Key traffic locations, favorable zoning restrictions with “grandfather clauses” Solar/wind corridors, proximity to transmission interconnects 2. …into which tenants made significant investments... Typically $200,000 to $300,000⁽¹⁾ for tower plus cost of wireless equipment vs. $2,400⁽²⁾ average monthly ground rent 3. …in major markets... Top Market Locations (by BTA Rank)⁽³⁾ (% of quarterly rental revenue) Top 21-100 27% Top 4-20 27% Chicago, IL 7% Los Angeles, CA 13% New York, NY 15% 101+ 11% Source: SNL Kagan. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended March 31, 2019. As of March 31, 2019. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. 4. …that are difficult to replicate and costly to relocate Significant zoning, permitting and regulatory hurdles in finding suitable new locations Time and cost of construction at a new site Vacating tenant must often return the property to its original condition Strategic Locations 1. …underlying operationally critical assets… Highly interconnected networks; Growing capacity/coverage Key traffic locations, favorable zoning restrictions with “grandfather clauses” Solar/wind corridors, proximity to transmission interconnects Wireless: Billboards: Renewables: 3. …in major markets... Top Market Locations (by BTA Rank)⁽³⁾ (% of quarterly rental revenue) New York, NY 15% Los Angeles, CA 13% Chicago, IL 7% 2. …into which tenants made significant investments... Typically $200,000 to $300,000⁽¹⁾ for tower plus cost of wireless equipment vs. $2,400⁽²⁾ average monthly ground rent 4. …that are difficult to replicate and costly to relocate Significant zoning, permitting and regulatory hurdles in finding suitable new locations Time and cost of construction at a new site Vacating tenant must often return the property to its original condition Source: SNL Kagan. Asset portfolio average monthly GAAP rent per tenant site for the quarter ended March 31, 2019. As of March 31, 2019. Excludes tenant sites in the renewable power generation industry. BTA rank is not a relevant metric for the renewable power generation industry. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Top 4-20 27% Top 21-100 27% 101+ 11%

Highly Desired by Tier 1 Tenants Large, publicly-traded companies with national footprints⁽¹⁾ No single tenant accounts for more than 14% of revenue Outdoor Advertising Clear Channel Outdoor OUTFRONT Media Lamar Advertising Others Total Tower Companies Crown Castle American Tower SBA Communications Others Total Renewable Power Generation Southern California Edison Duke Energy Others Total Wireless Carriers T-Mobile AT&T Mobility Verizon Sprint Others Total 14% 6% 3% 12% 35% 6% 5% 1% 1% 13% 6% 1% 7% 14% 9% 8% 6% 6% 9% 38% Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Quarterly Rental Revenue Breakdown(2) Highly Desired by Tier 1 Tenants Large, publicly-traded companies with national footprints⁽¹⁾ No single tenant accounts for more than 14% of revenue Quarterly Rental Revenue Breakdown(2) Outdoor Advertising Clear Channel Outdoor OUTFRONT Media Lamar Advertising Others Total 14% 6% 3% 12% 35% Tower Companies Crown Castle American Tower SBA Communications Others Total 6% 5% 1% 1% 13% Tenants are often subsidiaries or affiliates of such publicly-traded companies. For our renewable power generation segment, Tier 1 tenants include credit-rated utility companies or high-quality off-takers, who are the counterparty to the power purchase agreement with our renewable power generation tenants. Represents GAAP rental revenue recognized under existing tenant leases for the three months ended March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Quarterly Rental Revenue Breakdown(2) Renewable Power Generation Southern California Edison Duke Energy Others Total 6% 1% 7% 14% Wireless Carriers T-Mobile AT&T Mobility Verizon Sprint Others Total 9% 8% 6% 6% 9% 38%

Multiple Growth Drivers Organic Growth With No Capex Direct Acquisitions from Third Parties Strategic Partnerships & New Developments Contractual Lease Escalators Lease Modification, Lease-Up and Renewals Renewables and Digital Infrastructure Australia and the U.K. FlexGridTM Brookfield Joint Venture New Asset Classes & Geographies Third-Party Acquisitions Unit Exchange Program (UEP) Multiple Growth Drivers Organic Growth With No Capex New Asset Classes & Geographies Direct Acquisitions from Third Parties Strategic Partnerships & New Developments Contractual Lease Escalators Lease Modification, Lease-Up and Renewals Renewables and Digital Infrastructure Australia and the U.K. Third-Party Acquisitions Unit Exchange Program (UEP) FlexGridTM Brookfield Joint Venture

Organic Growth with No Capital Expenditures Contractual Rent Escalators⁽¹⁾ Increased Rent Through Lease Modifications and Renewals Wireless technology upgrades Colocation of additional tenants Digital billboard conversions ̶ Lamar spent over 35% of capex on digital billboards⁽³⁾ Renewal of below-market leases Participation in Tenant Revenue Growth 90% of our leases have contractual rent escalators ̶̶ 82% fixed rate increases with an average annual escalation rate of approximately 2.3% ̶ 8% tied to CPI Increase in billboard advertising revenue Additional equipment on rooftops or expansion of leased premises U.S. Wireless Capital Expenditures ($ in billions) ⁽²⁾ U.S. Outdoor Advertising Revenue⁽⁴⁾ ($ in billions) As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on amounts disclosed by the major publicly-traded wireless carriers (AT&T, Sprint, T-Mobile, Verizon) and RBC Capital Markets estimates for 2018 as of May 2, 2019. From 10-K filings for fiscal year 2018 (Lamar). Source: SNL Kagan and Outdoor Advertising Association of America ("OAAA"). Organic Growth with No Capital Expenditures Contractual Rent Escalators⁽¹⁾ Increased Rent Through Lease Modifications and Renewals Participation in Tenant Revenue Growth 90% of our leases have contractual rent escalators ̶̶ 82% fixed rate increases with an average annual escalation rate of approximately 2.3% ̶ 8% tied to CPI Wireless technology upgrades Colocation of additional tenants Digital billboard conversions ̶ Lamar spent over 35% of capex on digital billboards⁽³⁾ Renewal of below-market leases Increase in billboard advertising revenue Additional equipment on rooftops or expansion of leased premises As of March 31, 2019. Excludes 545 wireless communication assets that were contributed into the unconsolidated Brookfield JV in September 2018. Based on amounts disclosed by the major publicly-traded wireless carriers (AT&T, Sprint, T-Mobile, Verizon) and RBC Capital Markets estimates for 2018 as of May 2, 2019. From 10-K filings for fiscal year 2018 (Lamar). Source: SNL Kagan and Outdoor Advertising Association of America ("OAAA"). U.S. Wireless Capital Expenditures ($ in billions) ⁽²⁾ $27.6 $31.5 $31.4 $30.7 $28.4 $28.4 $28.8 $30.3 $30.2 2012 2013 2014 2015 2016 2017 2018 2019P 2020P U.S. Outdoor Advertising Revenue⁽⁴⁾ ($ in billions) $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17p ‘18p ‘19p ‘20p ‘21p ‘22p ‘23p ‘24p ‘25p ‘26p $7.3 $11.3

Origination team members Aligned Sponsor (“Landmark”) Driving Growth Given its substantial cash investment and significant ownership position in us, we expect Landmark to promote and support the success of our business Landmark contributed ~$60 million at the IPO, investing ~$39 million in cash and ~$21 million in roll-over equity Landmark owns our General Partner, all of the IDRs and a 13% common unit interest⁽¹⁾ in us Landmark’s Footprint (U.S., Australia, Canada and the U.K.)⁽²⁾ Landmark Office Australia United Kingdom Canada⁽³⁾ As of April 26, 2019. Including JV Partners. Canada is managed from the U.S. Landmark’s Organizational Structure Acquisitions Asset Origination, Due Diligence and Closing Administration Asset Sales, Finance and Administration Lead Generation Appointment Setting Price Negotiation Acquisition Management Underwriting Document Negotiation Closing Funding Capital Raising Capital Management Investor Relations Financial Reporting Information Technology Accounting, Tax and Treasury Human Resources Asset Management Aligned Sponsor (“Landmark”) Driving Growth Given its substantial cash investment and significant ownership position in us, we expect Landmark to promote and support the success of our business Landmark contributed ~$60 million at the IPO, investing ~$39 million in cash and ~$21 million in roll-over equity Landmark owns our General Partner, all of the IDRs and a 13% common unit interest⁽¹⁾ in us Landmark’s Footprint (U.S., Australia, Canada and the U.K.)⁽²⁾ Landmark Office Origination team members Australia United Kingdom Canada⁽³⁾ As of April 26, 2019. Including JV Partners. Canada is managed from the U.S. Landmark’s Organizational Structure Acquisitions Asset Origination, Due Diligence and Closing Lead Generation Appointment Setting Price Negotiation Acquisition Management Underwriting Document Negotiation Closing Funding Administration Asset Sales, Finance and Administration Capital Raising Capital Management Investor Relations Financial Reporting Information Technology Accounting, Tax and Treasury Human Resources Asset Management

Sponsor Expertise in an Industry with High Barriers to Entry Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Origination Illustration 500 to 700 Sites Closed Sponsor’s Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception Lead Generation Proprietary, internally- sourced Asset Origination National acquisitions group Underwriting and Closing Proprietary database of transactions Comprehensive underwriting Asset Management Proprietary database of current market leases Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform ~10 to 12%⁽1⁾ of Transactions 1 to 2 real property interests per transaction. Sponsor Expertise in an Industry with High Barriers to Entry Significant time, cost and expertise is required for high volume asset origination in our fragmented industries Assets acquired by the Sponsor are typically $50,000 to $500,000 in value Origination Illustration Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated 500 to 700 Sites Closed ~10 to 12%⁽1⁾ of Transactions 1 to 2 real property interests per transaction. Sponsor’s Proprietary Platform has Enabled it to Increase the Amount of its Acquisitions Every Year Since Inception Lead Generation Asset Origination Underwriting and Closing Asset Management Proprietary, internally- sourced National acquisitions group Proprietary database of transactions Comprehensive underwriting Proprietary database of current market leases Scalable and Customized IT Systems, Processes and Corporate Infrastructure Support the Platform 19 Approximately 15,000 Meetings Per Year Approximately 3,500 Transactions Negotiated

Third-Party Acquisitions Tax-efficient MLP / REIT capital structure Directly Acquire Third-Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform ̶ Large portfolios ̶ Direct from property owners Alternative Currency (Unit Exchange Program) ̶ Common units used for acquisitions in tax-deferred exchanges ̶ Benefits to sellers include: Significant diversification Taxable gain deferral Potential growth in value Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth Third-Party Acquisitions Tax-efficient MLP / REIT capital structure Directly Acquire Third-Party Assets by Leveraging the Sponsor’s Origination and Acquisition Platform ̶ Large portfolios ̶ Direct from property owners Alternative Currency (Unit Exchange Program) ̶ Common units used for acquisitions in tax-deferred exchanges ̶ Benefits to sellers include: Significant diversification Taxable gain deferral Potential growth in value Option for liquidity through common unit sale as derived Increase Potential Acquisition Opportunities to Drive Accretive Growth 20

Disciplined and Flexible Financial Strategy Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 98% property operating margins with no maintenance capex Maintain Predictable And Stable Cash Flows Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions from Sponsor originations Accretive acquisitions of third-party portfolios Deliver Consistent Distribution Growth Target leverage of approximately 40% debt-to-total enterprise value Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions Efficient tax structure with no UBTI or state-sourced income Disciplined Financial Policies Disciplined and Flexible Financial Strategy Maintain Predictable And Stable Cash Flows Deliver Consistent Distribution Growth Disciplined Financial Policies Stable rents from effectively triple net leases High-quality due diligence to maintain 99% renewal rates 98% property operating margins with no maintenance capex Contractual escalators Lease rate increases from lease renewals of below-market leases Accretive drop-down acquisitions from Sponsor originations Accretive acquisitions of third-party portfolios Target leverage of approximately 40% debt-to-total enterprise value Appropriate fixed vs. floating interest rate exposure Policies to ensure consistent and growing distributions Efficient tax structure with no UBTI or state-sourced income 21

Appendix Appendix 22

Non-GAAP Financial Measures FFO, is a non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. Adjusted Funds from Operations ("AFFO") is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the Partnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. The GAAP measures most directly comparable to FFO and AFFO is net income. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. We believe that to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income (loss) and net cash provided by operating activities in accordance with GAAP, as presented in our consolidated financial statements. Non-GAAP Financial Measures FFO, is a non-GAAP financial measure of operating performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trust (“NAREIT”). FFO represents net income (loss) excluding real estate related depreciation and amortization expense, real estate related impairment charges, gains (or losses) on real estate transactions, adjustments for unconsolidated joint venture, and distributions to preferred unitholders and noncontrolling interests. FFO is generally considered by industry analysts to be the most appropriate measure of performance of real estate companies. FFO does not necessarily represent cash provided by operating activities in accordance with GAAP and should not be considered an alternative to net earnings as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers FFO an appropriate measure of performance of an equity REIT because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. The Partnership's computation of FFO may differ from the methodology for calculating FFO used by other equity REITs, and therefore, may not be comparable to such other REITs. Adjusted Funds from Operations ("AFFO") is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO adjusts FFO for certain non-cash items that reduce or increase net income in accordance with GAAP. AFFO should not be considered an alternative to net earnings, as an indication of the Partnership's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the Partnership's performance. The Partnership's computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore, may not be comparable to such other REITs. We calculate AFFO by starting with FFO and adjusting for general and administrative expense reimbursement, acquisition-related expenses, unrealized gain (loss) on derivatives, straight line rent adjustments, unit-based compensation, amortization of deferred loan costs and discount on secured notes, deferred income tax expense, amortization of above and below market rents, loss on early extinguishment of debt, repayments of receivables, adjustments for investment in unconsolidated joint venture, adjustments for drop-down assets and foreign currency transaction loss. The GAAP measures most directly comparable to FFO and AFFO is net income. We define EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for investment in unconsolidated joint venture, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain or loss on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, repayments of investments in receivables, foreign currency transaction loss, and the capital contribution to fund our general and administrative expense reimbursement. We believe that to understand our performance further, EBITDA and Adjusted EBITDA should be compared with our reported net income (loss) and net cash provided by operating activities in accordance with GAAP, as presented in our consolidated financial statements. 23

Non-GAAP Financial Measures (Continued) EBITDA and Adjusted EBITDA are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA and Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defined differently by other companies in our industry, EBITDA and Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA and Adjusted EBITDA” table below. Non-GAAP Financial Measures (Continued) EBITDA and Adjusted EBITDA are non GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess: our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods; the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders; our ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and the returns on investment of various investment opportunities. We believe that the presentation of EBITDA and Adjusted EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered as an alternative to GAAP net income, net cash provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Each of EBITDA and Adjusted EBITDA has important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities, and these measures may vary from those of other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. As a result, because EBITDA and Adjusted EBITDA may be defined differently by other companies in our industry, EBITDA and Adjusted EBITDA as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA and Adjusted EBITDA” table below. 24

Reconciliation of FFO and AFFO (In thousands, except per unit data) (1)Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses. Reconciliation of FFO and AFFO (In thousands, except per unit data) (1) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses. Three Months Ended March 31, 2019 2018 Net income $7,210 $6,741 Adjustments: Amortization expense 3,517 4,022 Impairments 204 — Gain on sale of real property interests (5,862) — Adjustments for investment in unconsolidated joint venture 979 — Distributions to preferred unitholders (2,894) (1,944) Distributions to noncontrolling interests (8) (4) FFO $3,146 $ 8,815 Adjustments: General and administrative expense reimbursement (1) 994 1,202 Acquisition-related expenses 127 185 Unrealized (gain) loss on derivatives 2,762 (3,148) Straight line rent adjustments 110 81 Unit-based compensation 130 70 Amortization of deferred loan costs and discount on secured notes 758 891 Amortization of above- and below-market rents, net (224) (328) Repayments of receivables 150 299 Adjustments for investment in unconsolidated joint venture 37 — Foreign currency transaction loss 21 — AFFO $ 8,011 $ 8,067 FFO per common unit - diluted $ 0.12 $ 0.36 AFFO per common unit - diluted $0.32 $0.33 Weighted average common units outstanding - diluted 25,338 24,564 25 Three Months Ended March 31, 2019 2018 Net income $7,210 $6,741 Adjustments: Amortization expense 3,517 4,022 Impairments 204 — Gain on sale of real property interests (5,862) — Adjustments for investment in unconsolidated joint venture 979 — Distributions to preferred unitholders (2,894) (1,944)Distributions to noncontrolling interests (8) (4)FFO $3,146 $8,815 Adjustments: General and administrative expense reimbursement (1) 994 1,202 Acquisition-related expenses 127 185 Unrealized (gain) loss on derivatives 2,762 (3,148)Straight line rent adjustments 110 81 Unit-based compensation 130 70 Amortization of deferred loan costs and discount on secured notes 758 891 Amortization of above- and below-market rents, net (224) (328)Repayments of receivables 150 299 Adjustments for investment in unconsolidated joint venture 37 — Foreign currency transaction loss 21 — AFFO $8,011 $8,067 FFO per common unit - diluted $0.12 $0.36 AFFO per common unit - diluted $0.32 $0.33 Weighted average common units outstanding - diluted 25,338 24,564

Reconciliation of EBITDA and Adjusted EBITDA (In thousands) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses. Reconciliation of EBITDA and Adjusted EBITDA (In thousands) Under the omnibus agreement with Landmark, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to 3% of our revenue during the current calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $120 million and (ii) November 19, 2021. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reimbursed by Landmark and reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses. Three Months Ended March 31, 2019 2018 Reconciliation of EBITDA and Adjusted EBITDA to Net Income Net income $ 7,210 $ 6,741 Interest expense 4,488 6,272 Amortization expense 3,517 4,022 Income tax expense 122 76 Adjustments for investment in unconsolidated joint venture 1,538 — EBITDA $ 16,875 $ 17,111 Impairments 204 — Acquisition-related 127 185 Unrealized (gain) loss on derivatives 2,762 (3,148) Gain on sale of real property interests (5,862) — Unit-based compensation 130 70 Straight line rent adjustments 110 81 Amortization of above- and below-market rents, net (224) (328) Repayments of investments in receivables 150 299 Adjustments for investment in unconsolidated joint venture 145 — Foreign currency transaction loss 21 — Deemed capital contribution to fund general and administrative expense reimbursement(1) 994 1,202 Adjusted EBITDA $ 15,432 $ 15,472 Reconciliation of EBITDA and Adjusted EBITDA to Net Cash Provided by Operating Activities Net cash provided by operating activities $ 8,167 $ 11,680 Unit-based compensation (130) (70) Unrealized gain (loss) on derivatives (2,762) 3,148 Amortization expense (3,517) (4,022) Amortization of above- and below-market rents, net 224 328 Amortization of deferred loan costs and discount on secured notes (758) (891) Receivables interest accretion 3 — Impairments (204) — Gain on sale of real property interests 5,862 — Allowance for doubtful accounts (5) 10 Equity loss from unconsolidated joint venture (55) — Distributions of earnings from unconsolidated joint venture (1,482) — Foreign currency transaction loss (21) — Working capital changes 1,888 (3,442) Net income $ 7,210 $ 6,741 Interest expense 4,488 6,272 Amortization expense 3,517 4,022 Income tax expense 122 76 Adjustments for investment in unconsolidated joint venture 1,538 — EBITDA $ 16,875 $ 17,111 Less: Gain on sale of real property interests (5,862) — Unrealized gain on derivatives — (3,148) Amortization of above- and below-market rents, net (224) (328) Add: Impairments 204 — Acquisition-related 127 185 Unrealized loss on derivatives 2,762 — Unit-based compensation 130 70 Straight line rent adjustment 110 81 Repayments of investments in receivables 150 299 Adjustments for investment in unconsolidated joint venture 145 — Foreign currency transaction loss 21 — Deemed capital contribution to fund general and administrative expense reimbursement (1) 994 1,202 Adjusted EBITDA $ 15,432 $ 15,472 26 Three Months Ended March 31, 2019 2018 Reconciliation of EBITDA and Adjusted EBITDA to Net Income Net income $7,210 $6,741 Interest expense 4,488 6,272 Amortization expense 3,517 4,022 Income tax expense 122 76 Adjustments for investment in unconsolidated joint venture 1,538 — EBITDA $16,875 $17,111 Impairments 204 — Acquisition-related 127 185 Unrealized (gain) loss on derivatives 2,762 (3,148)Gain on sale of real property interests (5,862) — Unit-based compensation 130 70 Straight line rent adjustments 110 81 Amortization of above- and below-market rents, net (224) (328)Repayments of investments in receivables 150 299 Adjustments for investment in unconsolidated joint venture 145 — Foreign currency transaction loss 21 — Deemed capital contribution to fund general and administrative expense reimbursement(1) 994 1,202 Adjusted EBITDA $15,432 $15,472 Reconciliation of EBITDA and Adjusted EBITDA to Net Cash Provided by Operating Activities Net cash provided by operating activities $8,167 $11,680 Unit-based compensation (130) (70)Unrealized gain (loss) on derivatives (2,762) 3,148 Amortization expense (3,517) (4,022)Amortization of above- and below-market rents, net 224 328 Amortization of deferred loan costs and discount on secured notes (758) (891)Receivables interest accretion 3 — Impairments (204) — Gain on sale of real property interests 5,862 — Allowance for doubtful accounts (5) 10 Equity loss from unconsolidated joint venture (55) — Distributions of earnings from unconsolidated joint venture (1,482) — Foreign currency transaction loss (21) — Working capital changes 1,888 (3,442)Net income $7,210 $6,741 Interest expense 4,488 6,272 Amortization expense 3,517 4,022 Income tax expense 122 76 Adjustments for investment in unconsolidated joint venture 1,538 — EBITDA $16,875 $17,111 Less: Gain on sale of real property interests (5,862) — Unrealized gain on derivatives — (3,148)Amortization of above- and below-market rents, net (224) (328)Add: Impairments 204 — Acquisition-related 127 185 Unrealized loss on derivatives 2,762 — Unit-based compensation 130 70 Straight line rent adjustment 110 81 Repayments of investments in receivables 150 299 Adjustments for investment in unconsolidated joint venture 145 — Foreign currency transaction loss 21 — Deemed capital contribution to fund general and administrative expense reimbursement (1) 994 1,202 Adjusted EBITDA $15,432 $15,472

Average of 20 Years of Experience with High Volume, Small Balance Real Property Asset Originations Name Tim Brazy Title CEO Co-Founder 32 Years in Real Property Experience Select Prior Experience Founder and CEO of Church Mortgage Acceptance Company (CMAC) Founder and Managing Partner of Atherton Capital and Shepherd Capital Co‐Founder and President of FMAC Former real estate investment banker with Nomura / Eastdil MBA from Stanford Business School; B.S. from Caltech George Doyle CFO & Treasurer 15 EVP, CFO and Treasurer at Clearview Hotel Trust SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG LLP B.A. in Business Administration from Western Washington University Dan Parsons Senior Vice President – Information Systems and Technology 20 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems B.S. and MBA from USC Josef Bobek General Counsel and Secretary 17 Senior Counsel to Sun West Mortgage Company, Inc. Partner at Glaser Weil Fink Howard Avchen & Shapiro LLP B.S. in Accounting from USC; J.D. from Pepperdine University Average of 20 Years of Experience with High Volume, Small Balance Real Property Asset Originations Name Title Years in Real Property Experience Select Prior Experience Tim Brazy CEO Co-Founder 32 Founder and CEO of Church Mortgage Acceptance Company (CMAC) Founder and Managing Partner of Atherton Capital and Shepherd Capital Co‐Founder and President of FMAC Former real estate investment banker with Nomura / Eastdil MBA from Stanford Business School; B.S. from Caltech George Doyle CFO & Treasurer 15 EVP, CFO and Treasurer at Clearview Hotel Trust SVP and Chief Accounting Officer at HCP, Inc., an S&P 500 REIT Senior Manager at KPMG LLP B.A. in Business Administration from Western Washington University Dan Parsons Senior Vice President – Information Systems and Technology 20 20 years serving as CIO of a major mortgage company where he developed and implemented asset origination and servicing systems B.S. and MBA from USC Josef Bobek General Counsel and Secretary 17 Senior Counsel to Sun West Mortgage Company, Inc. Partner at Glaser Weil Fink Howard Avchen & Shapiro LLP B.S. in Accounting from USC; J.D. from Pepperdine University 27

Organizational Structure(1) Landmark Dividend LLC (Sponsor) Common Units Landmark Infrastructure Partners GP LLC (our General Partner) Landmark Infrastructure Partners LP (NASDAQ: LMRK) Landmark Infrastructure REIT Subsidiary Real Property Interests 13% common unit interest(2) 87% common unit interest(2) Public Unitholders Common Units 100% LLC Interest Non-economic GP and IDRs Change to Organizational Structure⁽1⁾: Moved assets under a REIT subsidiary Simplified Schedule K-1 Unrelated Business Taxable Income (“UBTI”) eliminated Simplified state filing requirements Reflects changes to organizational structure completed on July 31, 2017. As of April 26, 2019. Organizational Structure(1) Landmark Dividend LLC (Sponsor) Common Units 13% common unit interest(2) 100% LLC Interest Landmark Infrastructure Partners GP LLC (our General Partner) Non-economic GP and IDRs Public Unitholders Common Units 87% common unit interest(2) Landmark Infrastructure Partners LP (NASDAQ: LMRK) Landmark Infrastructure REIT Subsidiary Real Property Interests Change to Organizational Structure⁽1⁾: Moved assets under a REIT subsidiary Simplified Schedule K-1 Unrelated Business Taxable Income (“UBTI”) eliminated Simplified state filing requirements Reflects changes to organizational structure completed on July 31, 2017. As of April 26, 2019. 28